UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22040

Name of Fund: MLP & Strategic Equity Fund Inc. (MTP)

Fund Address:	P.O. Box 9011
Princeton, NJ 08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer, MLP & Strategic Equity Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant’s telephone number, including area code: (877) 449-4742

Date of fiscal year end: 10/31/2008

Date of reporting period: 11/01/2007 – 10/31/2008

Item 1 – Report to Stockholders

MLP & Strategic Equity Fund Inc.
Annual Report October 31, 2008

Fund Profile as of October 31, 2008

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MTP
Initial Offering Date	June 29, 2007
Yield on Closing Market Price as of October 31, 2008 ($13.00)*	9.23%
Current Monthly Distribution per share of Common Stock**	$ .10
Current Annualized Distribution per share of Common Stock**	$1.20
*	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
**	The distribution is not constant and is subject to change. A substantial portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

The table below summarizes the changes in the Fund’s market price and net asset value for the twelve-month period:

	10/31/08(a)	10/31/07	Change(b)	High	Low
Market Price(c)	$13.00	$16.24	(19.95%)	$16.67	$7.00
Net Asset Value	$11.70	$18.06	(35.22%)	$18.06	$8.57
(a)	For the year, the Common Stock of the Fund had a total investment return of (29.45%) based on net asset value per share and (12.82%) based on market price per share, assuming reinvestment of distributions. For the same period, the most commonly referenced index of publicly traded master limited partnership (“MLP”) securities had a total investment return of (23.65%) and has no expenses associated with performance.
(b)	Does not include reinvestment of distributions.
(c)	Primary Exchange Price, NYSE.

Portfolio Information

		Percent of
	Ten Largest MLP & MLP Affiliates Holdings	Net Assets
	Kinder Morgan Management LLC	8.0%
	Plains All American Pipeline LP	7.6
	Enterprise Products Partners LP	7.5
	ONEOK Partners LP	6.6
	Boardwalk Pipeline Partners LP	5.0
	TEPPCO Partners LP	4.5
	Nustar Energy LP	3.9
	Energy Transfer Partners LP	3.7
	Magellan Midstream Partners LP	3.7
	Energy Transfer Equity LP	3.7

2	MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2008

A Summary From Your Fund’s Portfolio Managers

             We are pleased to provide you with this shareholder report for MLP & Strategic Equity Fund Inc. The Fund is advised by IQ Investment Advisors LLC and sub-advised by Fiduciary Asset Management.

The investment objective of MLP & Strategic Equity Fund Inc. (the “Fund”) is to provide a high level of after-tax total return by investing substantially all of its net assets in a portfolio of publicly traded master limited partnerships (“MLPs”) operating in the energy infrastructure sector of the market. To enhance its returns, when market conditions are favorable, the Fund will enter into variable prepaid forward contracts (“Forward Contracts”), with terms of approximately one year, to sell particular equity securities that the Fund will strategically purchase with the proceeds of the Forward Contracts. At the maturity of the most recent contracts in 2008, market conditions were unfavorable and the Fund did not re-enter into the Forward Contracts.

For the annual period ended October 31, 2008, the Common Stock of the Fund had a total investment return as set forth in the table below, based on the change per share in net asset value from $18.06 to $11.70. For the same period, the Fund’s most commonly referenced index of publicly-traded MLP securities had a total investment return as shown below. All of the Fund and index information presented includes the reinvestment of any dividends or distributions. Distribution information may be found in the Notes to Financial Statements, Note 6.

		Commonly
		Referenced
Period	Fund*	Index**	Difference
Fiscal year ended
October 31, 2008	(29.45%)	(23.65%)	(5.80%)
Year to Date	(25.25%)	(20.98%)	(4.27%)
Inception through
October 31, 2008	(32.11%)	(26.27%)	(5.84%)
*	Fund performance is net of expenses.
**	No expenses are associated with performance.

Despite relatively strong fundamentals, MLP valuations decoupled from business performance during the period, reflecting investor uncertainty in regards to the broader markets and the economy as a whole.

For more detail with regard to the Fund’s total investment return based on a change in the per share market value of the Fund’s Common Stock (as measured by the trading price of the Fund’s shares on the New York Stock Exchange), please refer to the Financial Highlights section of this report.

In a press release dated September 29, 2008, the Fund indicated that due primarily to market conditions preventing the effective use of the Fund’s Forward Contracts, the Fund no longer qualifies as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code for the taxable year ended October 31, 2008. We do not believe that this event had any detrimental effect on the performance of the Fund this year.

As a closed-end fund, the Fund’s shares may trade in the secondary market at a premium or discount to the Fund’s net asset value. As a result, total investment returns based on changes in the market value of the Fund’s Common Stock can vary significantly from total investment returns based on changes in the Fund’s net asset value.

James Cunnane Jr. & Quinn Kiley
Portfolio Managers

December 3, 2008

MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2008	3

Schedule of Investments as of October 31, 2008

	Master Limited Partnerships	Units
Industry	& MLP Affiliates	Held	Value
Energy Equipment & Services — 0.4%
	Exterran Partners LP	42,997	$646,675
Gas Utilities — 1.9%
	Spectra Energy Partners LP	161,986	3,255,919
Oil, Gas & Consumable Fuels — 94.3%
	Alliance Resource Partners LP	71,946	2,302,272
	Atlas Energy Resources LLC	127,086	2,807,330
	Atlas Pipeline Holdings LP	116,022	1,253,038
	Boardwalk Pipeline Partners LP	352,704	8,464,896
	BreitBurn Energy Partners LP —
	Common Units	103,430	1,162,553
	Buckeye Partners LP	127,413	5,100,342
	Copano Energy LLC Class E Units (a)(b)	11,804	259,537
	Copano Energy LLC Common Units	117,730	2,593,592
	Crosstex Energy LP	109,768	1,410,519
	DCP Midstream Partners LP	63,582	960,724
	Duncan Energy Partners LP	45,720	726,948
	EV Energy Partner LP	31,690	577,075
	Eagle Rock Energy Partners LP	161,055	1,636,319
	El Paso Pipeline Partners LP	253,769	4,506,937
	Enbridge Energy Management LLC (c)	117,215	4,406,112
	Enbridge Energy Partners LP	132,319	5,123,392
	Encore Energy Partners LP	61,616	1,092,452
	Energy Transfer Equity LP	304,457	6,241,368
	Energy Transfer Partners LP	163,373	6,343,774
	Enterprise Products Partners LP	526,525	12,847,210
	Genesis Energy LP	103,918	1,350,934
	Hiland Partners LP	21,027	547,964
	Holly Energy Partners LP	43,007	1,227,850
	Inergy LP	97,956	2,101,156
	Kinder Morgan Management LLC (c)	271,478	13,560,333
	Legacy Reserves LP	61,037	761,742
	Magellan Midstream Partners LP	175,803	6,293,747
	MarkWest Energy Partners LP	127,555	2,315,123
	Martin Midstream Partners LP	38,296	957,017
Natural Resource Partners LP	127,512	2,999,082
Nustar Energy LP	143,449	6,618,737
ONEOK Partners LP	204,754	11,275,803
OSG America LP	58,955	353,140
Penn Virginia Resource Partners LP	101,786	1,873,880
Pioneer Southwest Energy Partners LP	58,968	844,422
Plains All American Pipeline LP	323,749	12,949,960
Quicksilver Gas Services LP	53,561	602,561
Regency Energy Partners LP	182,813	2,639,820
Sunoco Logistics Partners LP	75,484	3,437,541
TC PipeLines LP	78,497	2,098,225
TEPPCO Partners LP	271,994	7,743,669
Targa Resources Partners LP	103,999	1,642,144
Teekay LNG Partners LP	87,963	1,583,334
Western Gas Partners LP	119,521	1,565,725
Williams Partners LP	118,850	2,508,923
Williams Pipeline Partners LP	75,586	1,150,419
Total Master Limited Partnerships
& MLP Affiliates
(Cost — $216,990,140) — 96.6%		164,722,235

	Shares
Short-Term Securities	Held
SSgA Prime Money Market Fund,
2.20% (d)	4,191,959	4,191,959
Total Short-Term Securities
(Cost — $4,191,959) — 2.5%		4,191,959
Total Investments
(Cost — $221,182,099 *) — 99.1%		168,914,194
Other Assets Less Liabilities — 0.9%		1,484,481
Net Assets — 100.0%		$170,398,675

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2008, as computed for federal income tax purposes, were as follows:
Aggregate cost	$216,310,847
Gross unrealized appreciation	$1,757,629
Gross unrealized depreciation	(49,154,282)
Net unrealized depreciation	$(47,396,653)

(a)	Restricted securities as to resale, representing 0.2% of net assets were as follows:
	Acquisition		Fair
Issue	Date	Cost	Value†
Copano Energy LLC Class E Units	10/19/2007	$375,013	$259,537
Total		$375,013	$259,537
     † See Notes to Financial Statements, Note 1(a).

(b)	Non-income producing security.
(c)	Represents a pay-in-kind security, which may pay dividends in additional units.
(d)	Represents the current yield as of October 31, 2008.
•	For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

4	MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2008

Statement of Assets, Liabilities and Capital

As of October 31, 2008
Assets
Investments in unaffiliated securities, at value (identified cost — $221,182,099)		$168,914,194
Dividends receivable		1,770,695
Prepaid expenses and other assets		10,971
Total assets		170,695,860

Liabilities
Payable to investment advisor		167,303
Accrued expenses		129,882
Total liabilities		297,185

Net Assets
Net assets		$170,398,675

Capital
Common Stock, par value $.001 per share, 100,000,000 shares authorized		$14,568
Paid-in capital in excess of par		256,217,917
Accumulated distributions in excess of investment income — net	$(2,526,623)
Accumulated realized capital losses — net	(31,039,282)
Unrealized depreciation — net	(52,267,905)
Total accumulated losses — net		(85,833,810)
Total Capital — Equivalent to $11.70 per share based on 14,567,662 shares
of Common Stock outstanding (market price — $13.00)		$170,398,675
See Notes to Financial Statements.

MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2008	5

Statement of Operations

For the Year Ended October 31, 2008
Investment Income
Dividends from equity securities		$1,421,277
Dividends from money market investments		123,824
Total income		1,545,101

Expenses
Investment advisory fees	$2,456,524
Professional fees	162,449
Directors’ fees and expenses	70,655
Custodian fees	57,078
Transfer agent fees	39,675
Accounting services	39,486
Listing fees	28,238
Printing and shareholder reports	27,181
Insurance	22,047
Other	10,582
Total expenses		2,913,915
Net investment loss before income taxes		(1,368,814)
State and local taxes		(3,570)
Deferred tax benefit, net of valuation allowance		—
Net investment loss		(1,372,384)

Realized & Unrealized Gain (Loss) — Net
Realized gain (loss) on:
Investments — net	(147,023,121)
Variable prepaid forward contracts — net	115,328,018
Deferred tax benefit net of valuation allowance	—
Net realized loss on investments and variable prepaid forward contracts		(31,695,103)
Change in unrealized appreciation/depreciation on:
Investments — net	(79,358,878)
Variable prepaid forward contracts — net	37,296,064
Deferred tax benefit net of valuation allowance	—
Net change in unrealized appreciation/depreciation on investments and variable prepaid
forward contracts		(42,062,814)
Total realized and unrealized loss — net		(73,757,917)
Net Decrease in Net Assets Resulting from Operations		$(75,130,301)
See Notes to Financial Statements.

6	MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2008

Statements of Changes in Net Assets

	For the Year	For the Period
	Ended	June 29, 2007†
	October 31,	to October 31,
Increase (Decrease) in Net Assets:	2008	2007
Operations
Investment income (loss) — net	$(1,372,384)	$538,532
Realized loss — net	(31,695,103)	(425,768)
Change in unrealized appreciation/depreciation — net	(42,062,814)	(10,205,091)
Net decrease in net assets resulting from operations	(75,130,301)	(10,092,327)

Dividends and Distributions to Shareholders
Investment income — net	—	(611,182)
Tax return of capital	(17,445,166)	(3,746,919)
Net decrease in net assets resulting from dividends and distributions to shareholders	(17,445,166)	(4,358,101)

Common Stock Transactions
Proceeds from issuance of Common Stock	—	276,959,530
Value of shares issued to Common Stock shareholders in reinvestment of dividends and distributions	370,796	574,236
Offering costs resulting from issuance of Common Stock	—	(580,000)
Net increase in net assets resulting from Common Stock transactions	370,796	276,953,766

Net Assets
Total increase (decrease) in net assets	(92,204,671)	262,503,338
Beginning of period	262,603,346	100,008
End of period*	$170,398,675	$262,603,346
* Accumulated distributions in excess of investment income (loss) — net	$(2,526,623)	$(72,650)
† Commencement of operations.
See Notes to Financial Statements.

MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2008	7

Statement of Cash Flows

For the Year
Ended
October 31,
2008
Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(75,130,301)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Decrease in receivables	18,635
Decrease in prepaid expenses and other assets	65,438
Decrease in payables and accrued expenses	(97,810)
Realized and unrealized loss — net	88,000,217
Proceeds from sales of long-term securities	53,714,281
Purchases of long-term securities — net	(41,397,582)
Net purchases of short-term investments	(1,425,216)
Cash provided by operating activities	23,747,662

Cash Used for Financing Activities
Payments due to variable prepaid forward contracts	(6,211,950)
Offering costs reimbursed by the investment advisor	109,593
Distributions paid to shareholders	(17,645,305)
Cash used for financing activities	(23,747,662)

Cash
Net increase in cash	—
Cash at beginning of year	—
Cash at end of year	$—

Non-Cash Financing Activities
Securities delivered to settle variable prepaid forward contracts	$(723,257,324)
Reinvestment of distributions to shareholders	$370,796
See Notes to Financial Statements.

8	MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2008

Financial Highlights

	For the Year	For the Period
	Ended	June 29, 2007(a)
The following per share data and ratios have been derived	October 31,	to October 31,
from information provided in the financial statements.	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$18.06	$19.10
Investment income (loss) — net(b)	(.09)	.04
Realized and unrealized loss — net	(5.07)	(.74)
Total from investment operations	(5.16)	(.70)
Less dividends and distributions from:
Investment income — net	—	(.03)
Tax return of capital	(1.20)	(.27)
Total dividends and distributions to Common Stock shareholders	(1.20)	(.30)
Offering costs resulting from the issuance of Common Stock	—	(.04)
Net asset value, end of period	$11.70	$18.06
Market price per share, end of period	$13.00	$16.24

Total Investment Return(c)
Based on net asset value per share	(29.45%)	(3.77	%)(d)
Based on market price per share	(12.82%)	(17.37	%)(d)

Ratios to Average Net Assets
Expenses	1.33%	1.35	%(e)
Investment income (loss) — net	(.62%)	.62	%(e)

Supplemental Data
Net assets, end of period (in thousands)	$170,399	$262,603
Portfolio turnover	5%	—	(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
(d)	Aggregate total investment return.
(e)	Annualized.
(f)	Amount is less than 1%.
See Notes to Financial Statements.

MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2008	9

Notes to Financial Statements

1. Significant Accounting Policies:

MLP & Strategic Equity Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund pursues its investment objective by investing substantially all of its net assets in publicly traded master limited partnerships (“MLPs”). To enhance its returns, the Fund normally enters into variable prepaid forward contracts (“Forward Contracts”) with terms of approximately one year, to sell particular equity securities that the Fund will strategically purchase with the proceeds of the Forward Contracts. Due to the market conditions, the Fund did not replace the expiring Forward Contracts during the current fiscal year ended October 31, 2008. Please see Note 1(e) for additional information. The Fund’s financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may req uire the use of management accruals and estimates. Actual results may differ from these estimates. All cash balances are invested on a daily basis in a money market fund. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund’s Common Stock shares are listed on the New York Stock Exchange (“NYSE”) under the symbol MTP. The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of investments — Portfolio securities that are held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter (“OTC”) market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on an exchange are valued according to the broadest and most representative market. Other investments are valued at market value.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the option market. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements and variable prepaid forward contracts are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counter-party. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

The Fund may employ pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund’s Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund’s Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund’s Board of Directors.

(b) Master Limited Partnerships — The Fund will purchase both domestic and international MLPs. The Fund’s investment in MLPs may include ownership of MLP common units and MLP subordinated units. The Fund also may purchase MLP I-Shares (together with the MLPs, the “MLP Entities”). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure.

10	MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2008

Notes to Financial Statements (continued)

Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. The Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers, or other qualified institutional buyers.

(c) Foreign currency transactions — Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. entities.

(d) Derivative financial instruments — The Fund may engage in various portfolio investment strategies to increase the return of the Fund. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counter-party for certain instruments may pledge cash or securities as collateral.

  Variable prepaid forward contracts — The Fund may enter into Forward Contracts with terms of approximately one year to sell particular equity securities that the Fund will strategically purchase with the proceeds of the Forward Contracts. The strategic equity securities that are the subject of the Forward Contracts (the “Contract Securities”) may be the subject of a Forward Contract individually, or grouped together as a basket of multiple Contract Securities. In a Forward Contract, the amount of shares (or their cash equivalent) that the seller is required to deliver at maturity varies as a function of the performance of the Contract Security. The Forward Contracts will be prepaid by the counterparties to these transactions and as a result, the Fund will not be exposed to any risk that counterparties to these transactions will be unable to meet their obligations under the arrangements. The equity securities may serve as collateral for the Fund’s obligation under the Forward Contracts. The proceeds of the Forward Contracts are reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the Forward Contracts.

  Options — The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

  Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income Taxation — Due primarily to market conditions preventing the effective use of the Fund’s Forward Contracts, for the taxable year ended October 31, 2008, the Fund did not qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code and will be taxed as a corporation. If the Forward Contracts are again implemented, the Fund in the future may be eligible to re-qualify to be taxed pursuant to Subchapter M.

MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2008	11

Notes to Financial Statements (continued)

As a corporation, the Fund is obligated to pay federal, state and local income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. For the year ended October 31, 2008, the Fund had no tax liability.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not th at some portion or all of the deferred income tax asset will not be realized. At the current time management has offset all potential deferred tax benefits pursuant to the valuation allowance principles.

(f) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Initially a significant portion of any distributions the Fund receives from the MLP entities will be deferred from taxation until the Fund sells its interest in such MLP entities. Distributions received from the Fund’s investments in MLP are not recorded as dividends.

For financial statement purposes, the Fund only records income from MLPs when it receives an estimate of allocable income from the MLP. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Fund. Dividends, as reflected in the Statement of Operations, are net of any tax deferred distributions from the MLP entities. For the current fiscal year, 100% of the MLP distributions, $14,242,300, were tax deferred.

(g) Distributions — Distributions paid by the Fund will be paid on a monthly basis. The Fund expects that its distributions primarily will consist of a return of capital.

(h) Offering expenses — Direct expenses relating to the public offering of the Fund’s Common Stock were charged to capital at the time of issuance of the shares.

(i) Recent accounting pronouncements — For financial statement reporting purposes, the Fund has adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) beginning with its initial registration. FIN 48 requires an analysis of tax positions taken or to be taken on a tax return and whether such positions are “more likely than not” to be sustained upon examination based on their technical merit.To the extent they would not be sustained, tax expense (and related interest and penalties) would be recognized for financial statement reporting purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the “FSP”), “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” was issued and is effective for fiscal years and interim periods ending after Novem ber 15, 2008. The FSP amends FASB Statement No. 133 (“FAS 133”), “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

12	MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2008

Notes to Financial Statements (continued)

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund’s financial statement disclosures, is currently being assessed.

(j) Reclassification — Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,081,589 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses as a result of permanent differences attributable to accounting for partnerships. This reclassification has no effect on net assets or net asset value per share.

2. Investment Advisory and Management Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC (“IQ Advisors”), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”). IQ Advisors is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ Advisors provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate equal to 1.12% of the average daily value of the Fund’s net assets. In addition, IQ Advisors has entered into a Subadvisory Agreement with Fiduciary Asset Management, LLC (“FAMCO”). Pursuant to the agreement, FAMCO provides certain investment advisory services to IQ Advisors with respect to the Fund. For such services, IQ Advisors pays FAMCO a monthly fee at an annual rate equ al to .50% of the average daily value of the Fund’s net assets. There is no increase in aggregate fees paid by the Fund for these services.

IQ Advisors has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”). The Administration Agreement provides that IQ Advisors pays the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund’s net assets for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). ML & Co. is a principal owner of BlackRock.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of IQ Advisors, received $26,299 in commissions on the execution of portfolio security transactions on an agency basis for the Fund for the year ended October 31, 2008.

Certain officers of the Fund are officers and/or directors of IQ Advisors, ML & Co., and/or BlackRock or their affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2008, were $41,397,582 and $776,971,605, respectively.

Sales of investments include securities delivered to settle the matured variable prepaid forward contracts.

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of stock, all of which are initially classified as Common Stock, par value $.001. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding for the year ended October 31, 2008 increased by 30,024 as a result of dividend reinvestments and for the period June 29, 2007 to October 31, 2007 increased by 14,500,500 from shares sold and 31,902 from dividend reinvestments.

5. Income Taxes:

As discussed in Note 1(e) the income tax status of the Fund changed retroactively to the first day of the current year to that of a “C” Corporation, subject to Federal as well as State and local taxes.

State and local income tax expense is recognized as paid. In the current year, the total state and local income tax expense totaled $3,570 representing required state minimums and franchise tax expense.

No federal income tax expense has been recorded in the current year as the Fund experienced a net operating loss and a net capital loss in the current year. For the previous year, its initial year, the Fund elected to be taxed pursuant to Subchapter M of the Internal Revenue Code and no income tax provision was required.

MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2008	13

Notes to Financial Statements (concluded)

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets as of October 31, 2008, are as follows:

Deferred tax assets computed at effective
rate of 38.5%:
Current year net operating loss	$2,814,012
Current year net realized loss	11,909,929
Current year net unrealized loss	18,281,882
Prior year capital loss carryforward	40,195
Total deferred tax assets before
valuation allowance	33,046,018
Less: Valuation allowance	33,046,018
Net deferred tax assets	$—

As of October 31, 2008 the Fund has filed its initial tax return as a Subchapter M corporation for the year ended October 31, 2007. For the year ended October 31, 2008 the Fund will file as a C Corporation. While the Fund is subject to FIN 48, there has been no change in the uncertain tax benefits as a result of its treatment as a C Corporation. Thus, the Fund has recorded no uncertain tax liabilities. To the best of the Fund’s knowledge, the initial return is not under examination at this time.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended October 31, 2008 and the period June 29, 2007 through October 31, 2007 were as follows:

	10/31/2008	10/31/2007
Distributions paid from:
Ordinary income	—	$611,182
Tax return of capital	$17,445,166	3,746,919
Total distributions	$17,445,166	$4,358,101

As of October 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income — net	$(7,309,121)
Undistributed long-term capital gains — net	—
Total undistributed earnings — net	(7,309,121)
Capital loss carryforward	(31,039,282)*
Unrealized losses — net	(47,485,407)**
Total accumulated losses — net	$(85,833,810)

*	On October 31, 2008, the Fund had a net capital loss carryforward of $31,039,282 of which $104,402 expires in 2012 and $30,934,880 expires in 2013. The net operating loss carryforward of $7,309,121 expires in 2028.
**	The difference between book-basis and tax-basis unrealized losses is attributable to the timing of the income recognition on partnership interests.

7. Subsequent Events:

The Fund paid a distribution to holders of Common Stock in the amount of $0.100000 per share on November 28, 2008 to shareholders of record on November 20, 2008.

The Fund is registered with the Securities and Exchange Commission as a “diversified company” and, as such, is subject to the diversification requirements of Section 5(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Beginning October 7, 2008, as the Fund adjusted its portfolio of MLP securities, it inadvertently did not meet applicable diversification requirements. The Fund took corrective action upon discovery of the matter and was again in compliance with its diversification requirements as of November 18, 2008.

On September 15, 2008, ML & Co. and Bank of America Corporation (“Bank of America”) entered into a merger agreement. This agreement provides that ML & Co. will become a wholly owned subsidiary of Bank of America. The transaction has been approved by the board of directors and shareholders of each company and is expected to close on or after January 1, 2009, subject to customary closing conditions and standard regulatory approvals.

Although ML & Co. has informed the Board of Directors of the Fund that it does not believe the transaction will result in an “assignment” of the Fund’s current investment advisory and management agreement and current investment subadvisory agreement (together, the “Current Agreements”) under the 1940 Act, it is possible that the transaction could be determined to result in such an assignment, which would cause the automatic termination of each Current Agreement.To address this uncertainty and to prevent any potential disruption in IQ Advisors’ and the subadviser’s ability to continue to provide services to the Fund after completion of the transaction, the Fund has submitted to its stockholders for approval a new investment advisory and management agreement and investment subadvisory agreement.

The stockholder meeting to approve the new agreements, scheduled for December 19, 2008 has been adjourned as a quorum was not achieved and has been rescheduled for January 23, 2009.

14	MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of MLP & Strategic Equity Fund Inc.:

We have audited the accompanying statement of assets, liabilities and capital of MLP & Strategic Equity Fund Inc. (the “Fund”), including the schedule of investments, as of October 31, 2008, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period June 29, 2007 (commencement of operations) through October 31, 2007.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in th e financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MLP & Strategic Equity Fund Inc. as of October 31, 2008, the results of its operations and cash flows for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period June 29, 2007 through October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, NJ
December 26, 2008

MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2008	15

Automatic Dividend Reinvestment Plan

How the Plan Works — The Fund offers a Dividend Reinvestment Plan (the “Plan”) under which distributions paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by BNY Mellon Share-owner Services (the “Plan Agent”). Under the Plan, whenever the Fund declares a distribution, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the distribution payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agent will invest the distribution amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agent will invest the distribution amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the distribution by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all distributions in cash. Shareholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan.The Plan Agent’s service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Therefore, income may still be realized even though shareholders do not receive cash. If, when the Fund’s shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone: 877-296-3711.

16	MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2008

Directors and Officers

Name	Address & Year of Birth	Position(s) Held With Fund	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of IQ Advisors- Affiliate Advised Funds and Portfolios Overseen By Director	Other Public Directorships Held By Director
Non-Interested Directors*
Paul Glasserman	P.O. Box 9095 Princeton, NJ 08543-9095 1962	Director & Chairman of the Audit Committee	2007 to present	Professor, Columbia University Business School since 1991; Senior Vice Dean since July 2004.	10	None
Steven W. Kohlhagen	P.O. Box 9095 Princeton, NJ 08543-9095 1947	Director & Chairman of Nominating & Corporate Governance Committee	2007 to present	Retired financial industry executive since August 2002.	10	Ametek, Inc.
William J. Rainer	P.O. Box 9095 Princeton, NJ 08543-9095 1946	Director & Chairman of the Board	2007 to present	Retired securities and futures industry executive; Chairman and Chief Executive Officer, OneChicago, LLC, a designated contract market (2001 – November 2004); Former Chairman, Commodity Futures Trading Commission.	10	None
Laura S. Unger	P.O. Box 9095 Princeton, NJ 08543-9095 1961	Director	2007 to present	Independent Consultant since 2002; Commentator, Nightly Business Report since 2005; Senior Advisor, Marwood Group (2005 – 2007); Regulatory Expert for CNBC (2002 – 2003).	10	CA, Inc. (software) and Ambac Financial Group, Inc.
	*		Each of the Non-Interested Directors is a member of the Audit Committee and the Nominating and Corporate Governance Committee.
	**		Each Director will serve for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund’s Bylaws, charter or by statute.

MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2008	17

Directors and Officers (concluded)

Name	Address & Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers†
Mitchell M. Cox	P.O. Box 9011 Princeton, NJ 08543-9011 1965	President	2007 to present	IQ Investment Advisors LLC, President since April 2004; Merrill Lynch, Pierce, Fenner & Smith (“MLPF&S”), Managing Director, Head of Global Investments & Insurance Solutions since 2008; MLPF&S, Managing Director, Head of Financial Products Group (2007 – 2008); MLPF&S, Managing Director, Head of Global Wealth Management Market Investments & Origination (2003 – 2007); MLPF&S, Managing Director, Head of Structured Products Origination and Sales (2001 – 2003); MLPF& ;S, FAM Distributors (“FAMD”), Director since 2006; IQ Financial Products LLC, Director since 2006.
Justin C. Ferri	P.O. Box 9011 Princeton, NJ 08543-9011 1975	Vice President	2007 to present	IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Managing Director, Global Investments & Insurance Solutions since 2008; Merrill Lynch Alternative Investments LLC (“MLAI”) Director since 2008; MLPF&S Vice President, Head of Global Private Client Rampart Equity Derivatives (2004 – 2005); MLPF&S, Vice President, Co-Head Global Private Client Domestic Analytic Development (2002 – 2004); and Vice President, Quantitative Development for mPower Advisors (1999 – 2002).
Donald C. Burke	P.O. Box 9011 Princeton, NJ 08543-9011 1960	Vice President and Assistant Treasurer	2007 to present	IQ Investment Advisors LLC, Secretary and Treasurer (2004 – March 2007); BlackRock, Inc., Managing Director since 2006; Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management (“FAM”) Managing Director (2006); MLIM and FAM, First Vice President (1997 – 2005) and Treasurer (1999 – 2006).
James E. Hillman	P.O. Box 9011 Princeton, NJ 08543-9011 1957	Vice President and Treasurer	2007 to present	IQ Investment Advisors LLC, Treasurer since March 2007; MLPF&S, Director, Structured and Alternative Solutions since 2007; MLPF&S, Director, Global Wealth Management Market Investments & Origination (September 2006 – 2007); Managed Account Advisors LLC, Vice President and Treasurer since November 2006; Director, Citigroup Alternative Investments Tax Advantaged Short Term Fund in 2006; Director, Korea Equity Fund Inc. in 2006; Independent Consultant, January to September 2006; Managing Director, The Bank of New York, Inc. (1999 – 2006).
Colleen R. Rusch	P.O. Box 9011 Princeton, NJ 08543-9011 1967	Vice President and Secretary	2007 to present	IQ Investment Advisors LLC, Chief Administrative Officer and Secretary since 2007, Vice President since 2005; MLPF&S, Director, Structured and Alternative Solutions since 2007; MLPF&S, Director, Global Wealth Management Market Investments & Origination (2005 – 2007); MLIM, Director from January 2005 to July 2005; Vice President of MLIM (1998 – 2004).
Martin G. Byrne	P.O. Box 9011 Princeton, NJ 08543-9011 1962	Chief Legal Officer	2007 to present	IQ Investment Advisors LLC, Chief Legal Officer since June 2006; Merrill Lynch & Co., Inc., Office of General Counsel, Managing Director since 2006, First Vice President (2002 – 2006); Managed Account Advisors LLC, Chief Legal Officer since November 2006; FAMD, Director since 2006.
Gloria Greco	P.O. Box 9011 Princeton, NJ 08543-9011 1962	Chief Compliance Officer	2008 to present	IQ Investment Advisors LLC, Chief Compliance Officer since 2008; Merrill Lynch & Co., Inc., First Vice President, Global Compliance since February 2006, Director (2003 – 2006), Vice President (1999 – 2003).
Michael M. Higuchi	P.O. Box 9011 Princeton, NJ 08543-9011 1979	Vice President	2008 to present	IQ Investment Advisors LLC, Vice President since 2008; MLPF&S, Vice President, Structured and Alternative Solutions since 2007; ML & Co., Inc., Vice President, Corporate Finance Treasury (2006 – 2007); ML&Co., Inc., Assistant Vice President, Corporate Finance Treasury (2005 – 2006); ML & Co., Inc., Senior Specialist, Corporate Finance Treasury (2003 – 2005).
† Officers of the Fund serve at the pleasure of the Board of Directors.

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310

18	MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2008

Privacy Pledge

Below is a summary of the Merrill Lynch Global Privacy Pledge, as it pertains to the IQ Funds’ shareholders. A full copy of the pledge is available at www.iqiafunds.com or upon request by calling 1-877-449-4742.

To whom and what does this Pledge apply?

This Pledge covers the personal information of current and former individual clients of Merrill Lynch and certain affiliates, including IQ Investment Advisors LLC (“IQ”), the investment adviser to the IQ family of registered closed-end investment companies (“IQ Funds”). In addition, this Pledge covers the personal information of other individuals with whom Merrill Lynch has an existing or prospective relationship where either (a) such protection is required by applicable laws, rules or regulations; or (b) a Merrill Lynch company has made a separate and specific commitment to that effect. In this Pledge, “personal information” refers to (a) any information relating to an identified individual; or (b) any nonpublic personal information. Shareholders of the IQ Funds are covered by this Pledge.

What personal information do we collect and how do we collect it?

Based on our relationship with you, we collect personal information from and about you that is adequate, relevant and appropriate under the circumstances. For example, we may collect or verify personal information from or about you in the following ways:

  From applications; forms; communications (including electronic communications) and other interactions (information including your name, address, e-mail address, telephone number, Social Security or other identification number, income, assets, financial goals, interests, source of funds and investment objectives);

  From your transactions made with or by a Merrill Lynch company;

  From entities outside of the Merrill Lynch corporate family (“nonaffiliated third parties”), information including your creditworthiness/credit history and identity. These non-affiliated third parties include consumer/credit-reporting agencies; joint marketing partners; verification services; loan servicers or originators; entities to which we provide stock option and 401(k) plan services; entities that provide us with mailing lists; and public reference sourc es including the Internet. In the case of insurance, we may, pursuant to your consent or as otherwise permitted, obtain motor vehicle reports or medical information; and

  From visits to our websites, information including certain technical information about your computer and operating systems.

How do we use personal information?

We use personal information to operate our business in a prudent manner. This may include, depending on your relationship with us, using it to evaluate financial needs; offer a broad range of products and services; deliver integrated financial services; process, service and maintain accounts and transactions; respond to inquiries and requests; fulfill our obligations to you; verify income, asset and obligation information; resolve disputes; prevent fraud; monitor and archive communications; and perform risk control. Additionally, we may use your personal information to verify your identity, including, where applicable, verification in accordance with the USA PATRIOT Act or to comply with legal and regulatory requirements around the world, and in accordance with applicable laws, rules and regulations. Where permitted and appropriate, we may also use personal information for Merrill Lynch’s marketing, product research, business de velopment and/or global relationship management purposes, and may contact you in this regard.

What personal information do we share internally among Merrill Lynch companies and why do we share it?

In connection with the uses described above, we may, depending on the nature of your relationship with us, share some or all of your personal information with any Merrill Lynch company, including Merrill Lynch broker-dealers, investment advisors, investment managers, transfer agents, banks, insurance companies and agencies, trust companies and mortgage originators or bankers.

What personal information do we share externally with nonaffiliated third parties and why do we share it?

Merrill Lynch does not rent or sell personal information. In connection with the uses described above, we may, depending on the nature of your relationship with us, share some or all of the personal information we collect with nonaffiliated third parties. These nonaffiliated third parties may be financial service providers (such as securities broker-dealers, banks or insurance companies), intermediaries (such as SWIFT, a

MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2008	19

Privacy Pledge (concluded)

global provider of secure financial messaging services), non-financial companies (such as consumer reporting agencies or technology companies) or others (such as professional services organizations or other service providers). Where you have a contractual relationship with a third party, the handling of your information by that party will be subject to your agreement(s) with it.

In addition, Merrill Lynch has entered into a Protocol with certain other brokerage firms under which your Merrill Lynch Financial Advisor (if applicable) may use your contact information (for example, your name and address) in the event your Financial Advisor joins one of these firms.

If you have a relationship with us through your employer, such as through your stock option or 401(k) plan, then we will share certain plan and transaction information related to your plan activity with your employer pursuant to the terms of the plan agreements. We will limit the use of this information in accordance with our agreements with the plan or employer.

We may also transfer personal information (a) to government agencies and other self-regulatory organizations, and regulatory and law enforcement authorities as necessary or required (for example, in the context of their investigation of terrorism, money laundering and other serious forms of organized crime); (b) as part of the sale, merger or other disposition of a Merrill Lynch business; and (c) to other non-affiliated third parties as requested by you or your authorized representative, or as permitted or required by law, rule and/or regulation. These third parties may be located in your country or in other countries, which may not have equivalent data protection laws to those in your country.

How do we protect the confidentiality and security of personal information?

  We educate our employees to treat personal information with care, and work to limit access to this information to individuals who need it for the purposes stated in this Pledge.

  We maintain and monitor our physical, electronic and procedural safeguards to comply with applicable regulations, updating them as needed to protect personal information.

  We take such technical and organizational security measures as we deem appropriate to keep personal information confidential and secure against unauthorized or unlawful processing, and to prevent loss, destruction or damage.

How can you verify that your personal information is accurate?

We endeavor to (a) keep personal information only for so long as is necessary for business purposes or to meet legal and regulatory requirements; and (b) keep our records of your personal information current and complete.

If you become aware of any discrepancies in your personal information, please contact your Financial Advisor, or contact us at the phone number or address set forth at the end of this Pledge, and we will make the necessary corrections. Note that, in some cases, if you are an online client with us, certain information may also be corrected via the Merrill Lynch secure/password-protected Web sites. Please do not send any personal information via nonsecure methods of communication.

What choices do you have?

As described in this Pledge, each Merrill Lynch company may share your information with affiliated companies within the Merrill Lynch family of companies. You may have the right to instruct the Merrill Lynch company with whom you have a relationship not to share certain eligibility information, such as certain loan application or credit eligibility information, with any other Merrill Lynch company. Please note that, even if you exercise this option, we may still share this information with our affiliates when they are assisting us in serving you, and we can continue to share transaction and experience information with our affiliates.

How can you exercise your choices?

If you would like to limit the sharing of certain eligibility information, such as certain loan application and credit eligibility information, among Merrill Lynch-affiliated companies, as more fully described in the “What choices do you have?” section of this Pledge, please call (+1) (877) 222-7954.

What if you have questions regarding this Pledge or our privacy practices?

Merrill Lynch is responsible for ensuring that it is handled in accordance with this Pledge and applicable laws, rules and regulations. If you have any questions regarding this Pledge or our privacy-related practices, please contact us by e-mail at privacy@ml.com or by phone at (+1) (877) 222-7954.

20	MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2008

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Fund Certification

In May 2008, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.

MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2008	21

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www.IQIAFunds.com

MLP & Strategic Equity Fund Inc. seeks to provide a high level of after-tax total return.

This report, including the financial information herein, is transmitted to shareholders of MLP & Strategic Equity Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

MLP & Strategic Equity Fund Inc. P.O. Box 9011 Princeton, NJ 08543-9011

#IQMTP — 10/08

Item 2 –
Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions.  During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge upon request by calling toll-free 1-877-449-4742.

Item 3 –
Audit Committee Financial Expert – The registrant’s board of directors has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) the audit committee financial expert is independent: (1) Steven W. Kohlhagen.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

MLP & Strategic Equity Fund Inc.	$40,500	$54,600	$0	$0	$10,000	$6,100	$0	$0
1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

MLP & Strategic Equity Fund Inc.	$10,000	$6,100

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $2,049,000, 0%

Item 5 –
Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Paul Glasserman
Steven W. Kohlhagen
William J. Rainer
Laura S. Unger

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –
Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The Registrant has delegated the voting of proxies relating to its voting securities to its investment sub-advisor, Fiduciary Asset Management, LLC (“FAMCO” or the “Subadviser”). The Proxy Voting Policies and Procedures of the Subadviser (the “Proxy Voting Policies”) are attached as an Exhibit 99.PROXYPOL hereto.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of October 31, 2008.

(a)(1) The following individuals at the Subadviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

James J. Cunnane Jr., CFA - Managing Director, Senior Portfolio Manager and Member of Strategy Committee & Investment Committee

Mr. Cunnane joined Fiduciary Asset Management in 1996 and has 14 years of portfolio management and securities research experience. He manages institutional and private client equity portfolios and is senior portfolio manager of FAMCO’s MLP assets. He is actively involved with the Strategy Committee’s macroeconomic assessment and top-down approach to portfolio management. Prior to joining FAMCO, Mr. Cunnane worked as a research analyst with A.G. Edwards & Sons. Mr. Cunnane also worked as an analyst for Maguire Investment Advisors, where he gained extensive experience in the development of master limited partnership and small- and mid-cap stock portfolios. Mr. Cunnane holds a B.S. in finance from Indiana University, is a Chartered Financial Analyst (CFA), and serves on the investment committee of the Archdiocese of St. Louis.

Quinn T. Kiley - Senior Vice President, Portfolio Manager and Member of Investment Committee

Mr. Kiley is responsible for private placement and private equity transactions and portfolio management as they relate to various energy infrastructure assets. Prior to joining FAMCO in 2005, Mr. Kiley was Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors. Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar.

(a)(2) As of October 31, 2008:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

James Cunnane	1	1	185	0	0	0
	$385 Million	$2.9 Million	$512 Million	$0	$0	$0
Quinn T. Kiley	0	1	123	0	0	0
	$0	$2.9 Million	$439 Million	$0	$0	$0

(iv) Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Subadviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Subadviser has adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Fund, the Subadviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or other account(s) involved.

The Subadviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) As of October 31, 2008:

Compensation Structure. The primary portfolio managers’ compensation is as follows:

James J. Cunnane, Jr.—The portfolio manager is paid a fixed base salary and a quarterly bonus.  The base salary is set at a level determined to be appropriate based upon the individual’s experience and responsibilities. The quarterly bonus is discretionary and is determined by the CEO of FAMCO. It is based in part on the amount of assets under management of FAMCO, but not on the performance of any fund or managed accounts.

Quinn T. Kiley— The portfolio manager is paid a fixed base salary and a quarterly bonus. The base salary is set at a level determined to be appropriate based upon the individual’s experience and responsibilities. The quarterly bonus is discretionary and is determined by the CEO of FAMCO. It is based in part on certain portions of the assets under management of FAMCO, but not on the performance of any fund or managed accounts.

The portfolio managers also participate in benefit plans and programs generally available to all employees.

(a)(4) Beneficial Ownership of Securities. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the Portfolio Manager as of October 31, 2008:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
James J. Cunnane, Jr.	None
Quinn T. Kiley	None

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –
Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Corporate Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –
The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MLP & Strategic Equity Fund Inc.

By:	/s/ Mitchell M. Cox
Mitchell M. Cox
Chief Executive Officer of MLP & Strategic Equity Fund Inc.

Date: December 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell M. Cox
Mitchell M. Cox
Chief Executive Officer (principal executive officer) of MLP & Strategic Equity Fund Inc.

Date: December 23, 2008

By:	/s/ James E. Hillman
James E. Hillman
Chief Financial Officer (principal financial officer) of MLP & Strategic Equity Fund Inc.

Date: December 23, 2008